AEye Appoints Doron Simon to its Board of Directors

PLEASANTON, Calif. – (BUSINESS WIRE) – May 1, 2025 – AEye, Inc. (Nasdaq: LIDR), a global leader in adaptive, high-performance lidar solutions, announced it has appointed Doron Simon to its Board of Directors effective April 29, 2025. Mr. Simon’s appointment is the result of the Company’s commitment to the thoughtful and continuous refreshment of its Board to best meet the evolving needs of AEye.

Mr. Simon, age 59, brings deep experience in strategic consulting and M&A advisory services as the Founder of DSimonSays Inc., Managing Director at Stanton Park Capital, and a Partner at Transformation Equity Partners. His advisory work focuses on scaling technology firms to profitability through organic and non-organic growth. Prior to being an advisor, Mr. Simon held several executive roles, in publicly traded companies, focused on strategy and M&A in automotive, software, and hardware technology firms including Otonomo Technologies (Nasdaq: OTMO; acquired by Urgent.ly Inc. (Nasdaq: ULY)), NICE Systems Ltd. (Nasdaq: NICE), and Tower Semiconductor Ltd. (Nasdaq: TSEM).

Mr. Simon's expertise in business and product strategy, sales and go-to-market planning, and business growth and development, as well as his experience in the lidar industry, are invaluable to facilitate AEye’s growth and the Board’s oversight of the Company’s long-term value creation, strategy, and business plan.

“We are thrilled to welcome Doron to our Board and look forward to his leadership and oversight over the new phase of AEye’s growth,” said Matt Fisch, CEO and Chairman of AEye. “Doron’s extensive strategic experience in automotive data and high-tech industries, as well as his business development and go-to-market expertise will be critical assets to our Board,” said Tim Dunn, Lead Independent Director of the Board.

Mr. Simon received his Master of Business Administration degree from Heriot-Watt Business School in 2002 and his Bachelor of Science in Industrial Engineering from The Technion – Israel Institute of Technology in 1991.

About AEye, Inc.

AEye’s unique software-defined lidar solution enables advanced driver-assistance, vehicle autonomy, smart infrastructure, and logistics applications that save lives and propel the future of transportation and mobility. AEye’s 4Sight™ Intelligent Sensing Platform, with its adaptive sensor-based operating system, focuses on what matters most: delivering faster, more accurate, and reliable information. AEye’s 4Sight™ products, built on this platform, are ideal for dynamic applications which require precise measurement imaging to ensure safety and performance.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements in this press release include, without limitation, statements about the expectations regarding the addition of Mr. Simon to the Board, AEye’s products, and AEye’s ability to execute and progress its business plans, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to, (i) the risk that Mr. Simon’s leadership and experience may not be as instrumental in guiding the Company to its business goals and plans; (ii) the risks that market or industry conditions may create delays in the demand for commercial lidar products beyond AEye’s expectations, if at all; (iii) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (iv) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (v) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (vi) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (vii) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (viii) the risks of economic downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by current or future global conflicts and current and potential trade restrictions and trade tensions, both of which continue to cause economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the periodic report that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.